UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 27, 2008

China Yida Holding, Co.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-26777	22-3662292
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

RM 1302-3 13/F, Crocodile House II
55 Connaught Road Central Hong Kong
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-591-28308388
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 24, 2008, Yongtai County People’s Government executed a Power of Attorney to appoint Dequan Wu, the vice county deputy of the Yongtai County People’s Government, as the agent to enter into a Tourist Destination Cooperative Development Agreement with us. On November 27, 2008, we entered into the Tourist Destination Cooperative Development Agreement with the Yongtai County People’s Government in Fuzhou, China. The Power of Attorney is in substantially the form attached as Exhibit 24.1.

The agreement has a term of 40 years with a right of first refusal for renewal of the agreement.  Pursuant to the agreement, the Yongtai government shall grant us the exclusive right and special authorization to develop tourist destinations in Fuzhou located at Yongtai Beixi and Jiezhukou Lake.  Accordingly, we are obligated to construct, operate and manage the two tourist destinations, subject to specific terms and conditions negotiated between us and the Yongtai government.

Within the scope of applicable laws and regulations, Yongtai has the right to inspect our operation of the tourist destinations at Yongtai Beixi and Jiezhukou Lake, in order to inspect (among other things) our implementation of environmental protection.  The Yongtai government will assist us in developing a relationship with the villages, residents and other entities in Yongtai Beixi and at Jiezhukou Lake. As compensation for this agreement, we shall pay the Yongtai government natural resource use fees in the following amount: (a) during the first ten years, the fee shall be 3% of the net income generated from the operation of the tourist destinations; (b) during the second 10 years, the fee shall be 4% of the net income generated from the operation of the tourist destinations; and (c) during the remaining term of the agreement, the fee shall be 5% of the net income generated from the operation of the tourist destinations.

We have the exclusive right to develop both Yongtai Beixi and Jiezhukou Lake and the Yongtai government is prohibited from granting the right of development, operation and management to any third party during the existence of our agreement.  Other than the payment of taxes, natural resource use fees and other relevant expenses, we have the right to use and control the net income generated from the operation of the tourist destination in any manner that we determine is in our best interests, including borrowing against the net income and future net income to be generated on the site.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit 24.1 Power of Attorney by the Yongtai County People’s Government Effective November 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Yida Holding, Co.

By:	/s/ Minhua Chen
Name: Minhua Chen
Title: CEO and Chairman of the Board of Directors

Dated: December 3, 2008